Exhibit 99.1

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Company Overview - I/O Locations

Headquarters: Houston (Texas, USA)

Engineering/technology: USA (4 facilities), Bergen (Norway), Netherlands, Scotland

Manufacturing: United States, Netherlands, United Arab Emirates

Sales and Service Centers: USA, Calgary, Moscow, Beijing, UAE, UK, Netherlands

GX TECHNOLOGY

CONCEPT SYSTEMS

I/O

4

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Company Overview
I/O Products & Services - Imaging Systems Group

Land Acquisition Systems

Streamer and Ocean Bottom Cable Acquisition Systems

GX TECHNOLOGY
CONCEPT SYSTEMS
5
I/O

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Company Overview –
I/O Products & Services - Seismic Integrated Services

Imaging and Processing Services

NovaSpan
GulfSpan
CaribeSpan
ColombiaSpan
AfricaSpan

GX TECHNOLOGY
CONCEPT SYSTEMS
6

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Company Overview –
2004 Sources of Revenue

Asia-Pacific
22%
CIS
10%
Europe
18%
L.A.
6%
ME/ISC
7%
Africa
10%
N.America
27%

GX TECHNOLOGY CONCEPT SYSTEMS I/O

7

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Energy Sector Overview

Thousands of barrels of oil per day
120000
100000
80000
60000
40000
20000
0
1930
1940
1950
1960
1970
1980
1990
2000
2010
2020
2030
2040
2050
IEA Forecast
112 mmbpd
Deepwater Oil
(OPEC and non-OPEC)
Refinery Gain
Oil Sands
Non-OPEC Oil
OPEC Oil
Projected
Supply Gap

Source: McKinsey & Co.

GX TECHNOLOGY CONCEPT SYSTEMS I/O

8

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Seismic Activity Trends

GROWING WORLDWIDE E&P EXPENDITURES
$Billions
200
150
100
50
0
2000
2001
2002
2003
2004
2005E
Source: Citigroup Smith Barney E&P Spending Survey (2001-2005)

LAND CREW DEPLOYMENT TRENDS
Major North American Contractor
INDEXED TO 100 AT START OF PERIOD
160
150
140
130
120
110
100
90
80
100
129
129
143
157
2Q04
3Q04
4Q04
1Q05
2Q05E
Source: News releases

Annual Geophone Output - I/O Sensor
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
2000
2002
2004
Geophones

GX TECHNOLOGY
CONCEPT SYSTEMS
10
I/O

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Technology "S-Curves" in Seismology

Full-wave Era
▪ Reservoir "plumbing"
▪ Lithology
▪ Fluid type
▪ Routine depth imaging
2000's
2005
3D Era
▪ Reservoir structure
▪ Reservoir stratigraphy
1970's
2D Era
▪ Regional structure
1920's

GX TECHNOLOGY
CONCEPT SYSTEMS
12

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Transition to Seismic Imaging Solutions Company

Planning

Acquisition

Processing

Interpretation

Data Flow

Image Consulting

Shell · bp · ChevronTexaco · ConocoPhillips · ExxonMobil

Planning
- Technology Specs
- Significance Models
- Illumination Analysis

Acquisition
- System 4 A/C
- System 4 VectorSeis
- Streamer Technology
- VectorSeis Ocean
- Geophones
- Sources
- Navigation Technology

Processing
- 4D
- Multi-Component
- PSDM
- PSTM
- Velocity modeling
- Noise reduction
- Geometry

Infrastructure – Crews, Trucks, Boats

GX TECHNOLOGY · CONCEPT SYSTEMS · I/O
18

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Expanded Client Universe

Oil & Gas Companies

ConocoPhillips
ChevronTexaco
MARATHON
devon ENERGY CORPORATION
ExxonMobil
OXY
Gaz de France
PEMEX
bp
HYDRO
elpaso
Dominion It all starts here.
bhpbilliton
REPSOL YPF
UNOCAL 76
HESS
Agip
nexen
TOTAL

Seismic Contractors

PETROALLIANCE
CNPC BGP
GG
LARGE
PGS
WesternGeco
ENAGEO
terra seismic services
VERITAS

GX TECHNOLOGY
CONCEPT SYSTEMS
21
I/O

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- Financial Overview

GX TECHNOLOGY

CONCEPT SYSTEMS

22

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Net Sales ($ Million)

$400
$350
$300
$250
$200
$150
$100
$50
$0
$118.6
$150.0
$247.3
$345.0 *
2002
2003
2004
2005

* Mid-Point of Guidance

GX TECHNOLOGY

CONCEPT SYSTEMS

23

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Gross Margin (%)

40
35
30
25
20
15
10
5
0
14.8%
18.5%
29.0%
32.5%*
2002
2003
2004
2005

* Mid-Point of Guidance

GX TECHNOLOGY
CONCEPT SYSTEMS
24

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Operating Expenses (As a Percentage of Revenues)

60
50
40
30
20
10
0
50.1%
31.8%
25.9% *
2002
2003
2004

* Excludes Russian Reserve

GX TECHNOLOGY
CONCEPT SYSTEMS
25
I/O

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EBITDA ($ Million)

Mil
40
30
20
10
0
(10)
(20)
(30)
(40)
(50)
(60)
$32.0 *
($9.1)
($47.8)
2002
2003
2004

* Excludes Russian Reserve

GX TECHNOLOGY
CONCEPT SYSTEMS
26

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Leading Expertise and Technologies across the Seismic Workflow

INNOVATIVE SOLUTIONS FOR FULL-WAVE IMAGING
SURVEY PLANNING & DESIGN → LAND & MARINE IMAGING TECHNOLOGIES → DATA IMAGING & ANALYSIS

GX TECHNOLOGY
CONCEPT SYSTEMS
28
I/O

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[LOGO]

Input/Output

HOWARD WEIL CONFERENCE

Giving Seismic a Whole New Image

April 2005

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements as to expectations, beliefs and future financial performance, such as statements relating to the Company’s business prospects, future sales, market growth, gross margin and other statements that are not of historical fact.

Investors are cautioned that all forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to materially differ from any future results or performance expressed or implied.  These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings, and other risk factors disclosed by the Company from time to time in its filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2004.

[LOGO]	[LOGO]	[LOGO]

Company Overview

•      The largest global independent seismic imaging company

•      Expected 2005 revenues $320-$365 million

•      Provides full range of seismic imaging technologies & solutions

•      Headquartered in Houston, TX

[GRAPHIC]

Company Overview - I/O Locations

[GRAPHIC]

Company Overview
I/O Products & Services - Imaging Systems Group

Land Acquisition Systems

[GRAPHIC]

Streamer and Ocean Bottom Cable Acquisition Systems

[GRAPHIC]

Company Overview –
I/O Products & Services - Seismic Integrated Services

Imaging and Processing Services

[GRAPHIC]

Company Overview –
2004 Sources of Revenue

[CHART]

•      33% Americas

•      32% CIS/Asia

•      35% Europe/Africa/Middle East

Energy Sector Overview

•      Looming supply gap

•      Rising F&D costs

•      Pressure to find new reserves

•      Increasing capex

[CHART]

Source: McKinsey & Co.

Promising Trends For Seismic

•      Demand for hydrocarbons is outstripping increases in supply.

•      New hydrocarbon provinces appear on the brink of reopening (with the application of Western technology) – Libya, Iraq, CIS.

•      Oil companies accepting the need for custom designed surveys that target specific reservoir challenges (vs. general spec shoots).

•      Many of the remaining reservoir challenges require wide azimuth geometries and higher density sensor spacing (to improve resolution) as well as shear waves (to increase content).

Seismic Activity Trends

GROWING WORLDWIDE E&P EXPENDITURES

[CHART]

LAND CREW DEPLOYMENT TRENDS

Major North American Contractor

[CHART]

Annual Geophone Output - I/O Sensor

[CHART]

Our Strategy

•      Lead the emerging 3rd wave of seismic technology

•      Full Wave Adoption

•      Provide full range of seismic imaging solutions

•      Planning to Interpretation

•      Reduce full-cycle seismic imaging costs and time

•      Field Logistics require technology solutions

•      Form closer, more direct relationships with oil & gas companies

•      They are the ones with the problem

Full-wave Imaging
The dawn of the next era in seismic

Technology “S-Curves” in Seismology

[CHART]

[GRAPHIC]

Traditional Seismic is in Its Twilight
Legacy tools and approaches rooted in decades of history

1917	1926	1963	1972	1980’s	?

First theoretical paper on reflection seismography	First crew pilots seismic using geophones	First digital recording system and digital seismic data processing	Bright spot analysis	3D Era begins

Industry has grown used to tradition

[GRAPHIC]

Arrays of analog geophones

•      Coiled springs

•      Recording uni-dimensional particle motion

•      6-128 geophones per array (mechanical noise filtering)

•      Tried and true, but…
…should this be at the heart of E&P?

Connected by miles & tons of cable

•      50 tons on the average land crew

•      40% of field operational time spent on cable repair and maintenance

•      HSE risks

At the Core of Full-wave Imaging
MEMS digital sensors

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Gold plated silicon wafer (Si-flex MEMS accelerometer)	ASIC (Electronic “house”)	Integrated sensor package	3 sensor packages in titanium housing	VectorSeis

From Silicon Wafer to Field-ready Sensor
(for both land & seabed applications)

Why Full-wave Imaging?
The benefits – Enhanced imaging

Enhanced imaging	[GRAPHIC]

Geophysical drivers

•      Capture (and preserve) low and high frequency data

•      Improve spatial resolution
(vertical and areal)

•      Improve vector fidelity

•      Better characterize / isolate noise

•      Better account for near-surface velocity anomalies

•      Improve velocity modeling
(azimuthal anisotropy)

•      Enhance reservoir characterization using shear-wave information

Benefits • Higher resolution images • Accurate imaging of subsurface structures • Enhanced utility for reservoir characterization • Lithology • Reservoir plumbing • Fluid type • Fluid movement

Full-wave Fundamentals
The benefits – Improved field productivity and cycle time

Improved efficiencies	[GRAPHIC]

Operational drivers

•      Capture benefits from single point recording

•      Less gear, less weight

•      Faster sensor “plants”

•      Easier orientation

•      Shorten the processing cycle

•      Adaptive filtering speeds noise removal phase

•      Eliminate iterations on velocity modeling by
incorporating anisotropy

Benefits • More acquisition per crew per season • Improved HSE performance • Lower per survey costs • Faster decision making

Full Wave Adoption (2004)

•      Eight worldwide contractors with VectorSeis capabilities

•      Full Wave survey spending up 5x to $38 million

•      70% increase in full wave surveys performed

•      3D surveys up 4x

•      38 oil companies have acquired Full Wave surveys

•      11 of them used Full Wave repeatedly

•      Estimate that 70% of surveys done by VectorSeis Systems

Transition to Seismic Imaging Solutions Company

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Planning	Acquisition	Processing	Interpretation

Data Flow		Image Consulting	[LOGO]

4D

Technology Specs	System 4 A/C	Multi-
Component
Significance Models	System 4 VectorSeis
PSDM
Illumination Analysis	Streamer Technology
PSTM
VectorSeis Ocean
Velocity
	Geophones	modeling

	Sources	Noise
reduction
Navigation Technology
Geometry

Infrastructure – Crews, Trucks, Boats

Form Closer Relationships with End-Users

Apache Partnership

[GRAPHIC]

“The quality of our initial I/O VectorSeis data is excellent.
Apache has invested a great deal in this seismic shoot,
and I believe the data will help us significantly.
VectorSeis has tremendous potential.”

• Steve Farris, President,  CEO & COO of Apache

The New I/O

[LOGO] Hardware, Software and Services
Imaging Systems & Software		Planning/ Processing Services & Software

Seismic Contractors	New [LOGO]	Oil & Gas Companies

Outsource Acquisition Logistics & Project Management		Custom Survey & Database Licenses
[LOGO] Integrated Seismic Solutions

Expanded Client Universe

Oil & Gas Companies	Seismic Contractors

[LOGO]	[LOGO]

• Financial Overview

Net Sales ($ Million)

[CHART]

* Mid-Point of Guidance

Gross Margin (%)

[CHART]

* Mid-Point of Guidance

Operating Expenses
(As a Percentage of Revenues)

[CHART]

* Excludes Russian Reserve

EBITDA ($ Million)

[CHART]

* Excludes Russian Reserve

Investment Highlights

•      I/O + GXT + Concept Systems = technology only seismic solutions company

•      Customized technologies that when integrated across the value chain create significant competitive advantages

•      Leadership in new generation seismic technologies to help close the supply-demand gap

•      Improved seismic sector fundamentals as oil & gas companies return to the drill bit and focus on production enhancement

•      Visible growth avenues with GXT and new technologies

•      Strong new management team tailored to strategy

Leading Expertise and Technologies across the Seismic Workflow

[GRAPHIC]